UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period:  March 31, 2018

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT  |  March 31, 2018

Cove Street Capital
Small Cap Value Fund

Ticker: CSCAX  |  Cusip: 56166Y875

COVE STREET CAPITAL	Funds

www.CoveStreetFunds.com

The Cove Street Capital
Small Cap Value Fund
is a classic, long-only, small
cap value mutual fund.

Find more Fund facts on the CSCAX website: CoveStreetFunds.com.

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Contents

Letter to Shareholders	3
Performance (CSCAX)	9
Expense Example	10
Holdings Presentation	11
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights (CSCAX)	18
Notes to Financial Statements	19
Additional Information	25

COVE STREET CAPITAL	Funds

We communicate as candidly
with our investment partners
as regulations allow, and treat
your investment with us
as if it were our own.

Download past letters and reports on our Fund website: CoveStreetFunds.com.

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

Dear Fellow Shareholder:

“Get Used to It” is not a bad summary of the six months ending March 31, 2018, as for the first time in a long time, security “prices” decided to fluctuate. It is a conceptual return to normalcy and we should expect more of it.

While we are certainly far from perfect at it, having a margin of safety* via a thoughtful approach to valuation helps us distinguish between temporary price swings and permanent loss. We agree with the man from Omaha that “Prices for decent, but far from spectacular, businesses hit an all-time high. Indeed, price seemed almost irrelevant to an army of optimistic purchasers.” We are trying to be careful.

As noted, below, we have been in a performance “funk” for the better part of five quarters (which also eats up some of our long-term numbers in the interim), a state of affairs which is perfectly normal for any long-term investment approach, but is nonetheless annoying to endure. We look at this like a coiling spring, with an uncertain release. Sooner is always better than later.

Total Return (CSCAX) — % as of March 31, 2018
	6	1	3	5	10	INCEPTION
	MONTH	YEAR	YEAR	YEAR	YEAR	(09/30/98)
Cove Street Capital Small Cap Value Fund	-2.41	0.74	3.48	7.16	9.47	10.28
Russell 2000® Index	3.25	11.79	8.39	11.47	9.84	9.09
Russell 2000® Value Index	-0.65	5.13	7.87	9.96	8.61	9.56

Performance shown for the period through January 20, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund (the “Fund”). The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 1.22%. The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

And thanks to the interim ups and downs in the above and after being particularly quiet for a number of months, we made a number of portfolio moves. The inside joke is portfolio activity is often like kitty litter—it tends to clump.

*
Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value. Even by utilizing a margin of safety strategy, an investor can still lose money.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

What Happened (CSCAX) — % Six Months Ending March 31, 2018 | Symbol CSCAX
TOP 5 DETRACTORS	AVERAGE WEIGHT	RETURN	CONTRIBUTION
E.W. SCRIPPS COMPANY	5.4	-37.2	-2.3
GP STRATEGIES	4.5	-26.5	-1.3
TUPPERWARE BRANDS	3.1	-17.6	-0.7
HALLMARK FINANCIAL SERVICES	2.8	-23.2	-0.7
BELMOND LTD	2.6	-18.3	-0.5
TOP 5 CONTRIBUTORS	AVERAGE WEIGHT	RETURN	CONTRIBUTION
GTT COMMUNICATIONS	3.7	77.9	2.2
WESCO AIRCRAFT HOLDINGS	4.1	15.3	1.5
USG	2.8	23.8	0.7
WPX ENERGY	1.8	19.6	0.3
HERITAGE-CRYSTAL CLEAN	5.3	8.4	0.3

The 5 Detractors measure the five bottom contributors to the portfolio’s return. The 5 Contributors measure the top five contributors to the portfolio’s total return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period.

As is tradition, we start with our detractors. Under the category of the poison we know, we continued to fruitlessly—to date—add to E.W. Scripps (Ticker: SSP) in the broadcasting space. As we have noted before, the network broadcast business is changing but not remotely at the speed at which public valuations have changed. There is also an upcoming cycle that might be entitled, “The Mother of All Political Ad Spends” that will reinforce the resiliency of the broadcast business model. Scripps is also neatly pivoting in the digital media space with a variety of bets that are getting negative love from investors. We wait.

GP Strategies (Ticker: GPX), a provider of training and e-Learning solutions to corporations around the world, gave back its gains from the prior period as it announced the termination of an oil and gas contract, which to our knowledge (that extends back to a first purchase in the stock in the mid-single digits) is the first “termination” of its kind. There was a single digit million-dollar write-off and a very serious reconsideration of what it takes to succeed legally in this business in the Middle East. We consider GPX a classic “Buffett compounder” and, as such, we have been adding to the position during this period of weakness.

We also added materially to Tupperware (Ticker: TUP), a company that to most people’s surprise is a 90%-plus non-U.S. business and does a heck of a lot that does not involve food storage. Their largest selling product, among many, are water filters in China, which are not sold via wine and cheese parties, but essentially mini-stores. The company had great margins, great returns, great free cashflow of which half was paid out in what was a 5%-plus dividend yield, and a good balance sheet while we wait. The primary issue is “what is the growth rate”, and we believe that ex-currency, it is a positive number.

Our largest contributor in the period was GTT Communications (Ticker: GTT) which is a provider of cloud networking services and broadband connectivity to multinational enterprises and government customers. Increasing margins due to ownership of physical

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

infrastructure assets, combined with a low capital intensity service/integration business create an interesting hybrid model that is poised to grow well in a world of ever-expanding international interconnectedness. A large purchase of European infrastructure boosted the stock, with GTT attaining an expanded multiple thanks to expectations that the physical infrastructure will help drive higher margin growth. With management continuing to execute on its robust acquisition and integration strategy, the Company’s performance continues to outpace expectations, driving the stock higher. We have started to trim our position given the increased speed with which their mergers and acquisitions (M&A) strategy is moving.

Wesco Aircraft Holdings (Ticker: WAIR) distributes aerospace bearing products and provides supply chain management services to the aerospace industry in North America and internationally. The company’s new CEO has had to unwind the previous CEO’s operational mistakes while attempting to solve poor execution issues in their ad hoc business. Company margins have been hurt in the short-term. Through our additional due diligence, our research indicates that Wesco’s core business is intact and customers are still beholden to the services Wesco provides with several mentioning to us that they are just waiting for operational issues to be resolved before giving more work to Wesco. This past period showed improvement in customer satisfaction and revenue traction that has not been seen over the past year. These positive indicators as well as our own research leads us to expect continued operational improvement and additional upside going forward.

USG (Ticker: USG) is the largest manufacturer of gypsum wallboard in the U.S. The company largest shareholder is Warren Buffett’s Berkshire Hathaway, which owns close to 28% of the total shares. More interestingly, USG’s second largest shareholder is Knauf, a German building products company. During the most recent quarter, the stock rose when USG confirmed that it had received an offer from Knauf to buy the whole company for $42 per share. Both Cove Street and the company—based on a letter filed by USG—believe that the proposed price undervalues USG’s asset base, margin improvement opportunities, and market-leading position. It appears that Berkshire is willing to sell at the right price and, as such, we anticipate that a deal will get done at a higher price. In the meantime, the company is laser-focused on becoming operationally more efficient, increasing margins, and generating ever-greater amounts of free cashflow.

We also reloaded a position in Colfax (Ticker: CFX), which may be deemed a minor variant of the exceedingly well-regarded and valued Danaher (Ticker: DHR). One could code Colfax as a “growth cyclical”, but what has been seen recently is the cyclical part, as they have struggled to reposition their portfolio. We bought the stock in the mid-$20’s in 2015 and sold late 2016 in the high $30’s. More recently, after a particularly dismal set of short-term results and the announcement of a large divestiture, many investors seemed to throw in the towel. Nearer to $30, we think the stock embeds little or no “Danaher Mojo” and while we still have some cyclical risk, we also have a much improved balance sheet and a lower pension liability. All of this will enable the company to at least be able to make bolt-on acquisitions, activity that to date has been a core competency and a value-add.

Macquarie Infrastructure (Ticker: MIC) is also somewhat of a re-tread of an idea that was previously held in income-oriented accounts at Cove Street after the 2008-09 Crash, and that position performed spectacularly well before being sold. This is a group of “infrastructure” assets (literally the tanks in the opening scene from The Sopranos), regional airports, refining and distribution assets, and a variety of small power deals that all add up to “yield.” This yield is marketed to retail investors and inevitably gets grossly bid-up. Management often gets caught up in the enthusiasm and overbuilds, over-levers, overpromises the dividend, or does all three at once. Hell hath no fury like a dividend cut and MIC’s stock price was cut in half over the course of 3 days during the quarter. We bought shares into that panic. We think the stock trades at a discount to Net Asset Value and, at the new share price, could generate a yield that is arguably close to an equity-like return. We expect a year of soothing hurt feelings and a variety of presently non-earning assets to come on board and produce income, all of which we believe will result in de-levering and some capital gain. This is clearly a “Graham” stock and will not be with us forever.

NOW (Ticker: DNOW) provides logistics and other services to oil field operators, industrial companies, and refiners through their network of 285 service office locations, and distributes maintenance, repair, and overhaul (MRO) products to this same customer base. The company spun out from National Oilwell Varco (Ticker: NOV) nearly four years ago, and we have waited patiently for a price that gives us adequate margin of safety. NOW has a strong market position, an unlevered balance sheet, and a core management team that focuses on return on capital. With existing backlogs of unfinished wells growing in onshore U.S. oil and gas, we see plenty of upside from current levels.

Patterson Companies (Ticker: PDCO) is a dental and animal health products distributor. They initiated a number of value destroying actions within the past three years, including firing a substantial portion of its sales force and ending a key exclusive relationship with a major supplier. Patterson continues to hold major market shares in the oligopolistic North American dental and animal health markets. Furthermore, the company recently underwent a change of leadership, with Mark Walchirk replacing the former CEO under whom the major missteps occurred. Recent weakness in Patterson’s dental equipment sales, partially due to the

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

aforementioned exclusive relationship’s termination, resulted in a significant drop in the Company’s share price and provided us with an attractive entry point.

We also built a position in Pandora Media (Ticker: P) which is an interesting intellectual process for an investor, and we think the risk/reward is skewed in our favor at a current purchase price of approximately $5.00. This Company naturally scares people because, like a number of things in the headlines today, there is little precedent for a targeted outcome. Our research suggests a high weighted probability of success, but there is clearly a weighting allocated toward a distinct lack of success, and thus we have risk-weighted its inclusion in the portfolio. Pandora was the first entrant into “Internet Radio” and it chose an ad-supported business model for better or worse. Terrestrial radio is an old but still big business with high margins and lots of free cashflow. In theory, Pandora should be able to replicate some percentage of that financial model. But alas, prior management liked being a “Tech” company and did innumerable sorts of dumb things with shareholders money, making it difficult to distinguish between awful execution and a flawed business model. The entry of the Liberty Media mafia with three Board seats and $450mm of their capital, a complete clear-out of prior management, the sale of all non-radio related distractions, and then another 50% drop in the stock price suggests to us a very interesting risk/reward. The two critical variables are what margin do we attach to $1.5 billion in mostly ad revenues and how does Pandora with Sirius Radio play in a sandbox with all the usual media suspects.

Esterline Technologies (Ticker: ESL) is a diversified manufacturer of products for the aerospace and defense industries. We acquired the position following a significantly disappointing quarterly result and a third consecutive year of subpar performance on both revenue growth and profitability metrics. Analysts and investors dumped the stock. The commentary on the call from analysts suggested to us that all previous optimism about the management team’s ability to deliver the “model” result has disappeared. Our own work indicates that ESL could have a clear path to their “model” profitability and organic growth through some self-help via strategic divestitures, as well as relief from regulatory overhang. Possessing several key business units that are worth a majority of the stock price, our research indicates that we are paying nothing for a third of their business and almost nothing for the management plan, giving us confidence that we have sufficient margin of safety, as well as upside potential.

We sold our position in Novanta (Ticker: NOVT), which is a diversified medical and industrial components supplier. The market has rewarded the Company’s recent success at driving high single digit organic sales growth, improving margins, and intelligent acquisitions with a tripling in the Company’s valuation over the last two years. At some point, goodness is more than reflected in valuation, and we exited our position, which we had held for many years.

We also exited our successful involvement with Sleep Number (Ticker: SNBR), formerly Select Comfort (Ticker: SCSS). After following the mattress industry for a number of years, we finally dipped our toe into the water in the 4th quarter of 2016. Since our initial purchases, the stock has risen substantially and the market has remedied much of the extreme undervaluation. We continue to have a positive view of SNBR’s prospects, but the margin of safety is no longer present. As such, we sold the shares during the quarter but remain very open to investing in the Company again at if we ever see another attractive opportunity.

Eastman Kodak (Ticker: KODK) was a position that sold during the period. Eastman has a deep and tortured history but has transitioned over the past decade to be less of a consumable film business and now provides print systems to commercial printers, packaging systems for commercial packagers, and software solutions to support both. While our value was dependent on the closing of an extreme discount to the sum-of-the-parts valuation of the business, we did not take into account any possible upside from a “blockchain” investment. After the Company announced a deal to partner with a development firm to create their own blockchain solution, based on the idea that licensees would track their royalty income with blockchain tokens, the stock exploded due to the euphoria surrounding all things “blockchain”. We took the opportunity to sell our entire position, completely dismissing the price move as one based on hype and not substance.

Going forward, we continue to sing a familiar tune. We generally see valuation as expensive, albeit Small Cap is a relative bargain versus the FANG stocks–like silliness. We think with or without rising interest rates, there is a big issue with margin of safety if odd things happen in the world and history suggests more volatility is the norm, not the exception. We are here to take advantage of price swings in companies that we have researched well, and we are ready to act when specific valuation parameters are reached. We run a concentrated portfolio in which we have at least a handful of meaningful positions with catalysts for performance in the relatively near-term, regardless of the general state of financial markets. Lastly we think we have a relatively smaller basket of “risky” stocks than what we see in our benchmarks.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

We appreciate your support and look forward to more long-term wealth creation.

Best Regards,

Jeffrey Bronchick, CFA | Principal + Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital, LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an index. Free cashflow is a measure of financial performance calculated as operating cashflow minus capital expenditures. Dividend yield is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price, represented as a percentage. FANG stocks refer to the four highest performing technology stocks in the market when the term was coined in 2017—Facebook, Amazon, Netflix, and Google (now Alphabet, Inc.)—that form the acronym FANG. Return on capital is a profitability ratio that indicates how effective a company is at turning capital into profits.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

COVE STREET CAPITAL	Funds

To paraphrase Buffett
paraphrasing Graham:
We will neither be right nor
wrong because the crowd
disagrees with us.
We will be right when our data
and reasoning are right.

Visit our CSCAX website to read more: CoveStreetFunds.com.

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Institutional Class (CSCAX) Performance (unaudited)
Rates of Return (%) — as of March 31, 2018

Value of $10,000 Investment — as of March 31, 2018

(1)
The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. This Index cannot be invested in directly.

(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This Index cannot be invested in directly.

*
The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.
Returns for periods greater than one year are annualized.

Past performance does not guarantee future results.
Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Expense Example — March 31, 2018 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2017 – March 31, 2018).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING ACCOUNT VALUE 10/1/2017	ENDING ACCOUNT VALUE 3/31/2018	EXPENSES PAID DURING PERIOD(1) 10/1/2017 - 3/31/2018
Institutional Class Actual(2)	$1,000.00	$975.90	$5.71
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.15	$5.84

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.16%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2018 of -2.41%.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Holdings Presentation (unaudited)
SECTOR ALLOCATION(1) (% net of assets) — as of March 31, 2018

Top 10 Holdings(1)(2) — (% net of assets) as of March 31, 2018

ViaSat	6.0%
Wesco Aircraft Holdings	5.4%
E.W. Scripps, Class A	5.0%
Millicom International Cellular	4.9%
Heritage-Crystal Clean	4.8%
GP Strategies	4.5%
TEGNA	4.0%
Tupperware Brands	3.9%
Avid Technology	3.5%
GTT Communications	3.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-Term Investment is not included.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Schedule of Investments — March 31, 2018 (unaudited)

COMMON STOCKS – 95.2%	SHARES	VALUE

CONSUMER DISCRETIONARY – 22.9%
Belmond, Class A *	280,170	$3,123,895
Carrols Restaurant Group *	300,000	3,360,000
Cherokee *	506,270	658,151
Cherokee * (a)	236,967	255,687
E.W. Scripps, Class A	587,275	7,041,427
EVINE Live *	911,194	929,418
Pandora Media *	458,700	2,307,261
Sally Beauty Holdings *	214,400	3,526,880
TEGNA	500,000	5,695,000
Tupperware Brands	113,100	5,471,778
		32,369,497
ENERGY – 2.6%
NOW *	359,200	3,671,024

FINANCIAL SERVICES – 7.8%
Dundee, Class A *	471,100	673,673
Equity Commonwealth - REIT *	111,200	3,410,504
Hallmark Financial Services *	357,149	3,185,769
INTL FCStone *	87,352	3,728,184
		10,998,130
HEALTH CARE – 4.5%
Capital Senior Living Corp. *	291,600	3,134,700
Patterson Companies	147,800	3,285,594
		6,420,294

REIT — Real Estate Investment Trust
See Notes to Financial Statements.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Schedule of Investments — March 31, 2018 (unaudited)

COMMON STOCKS (continued) – 95.2%	SHARES	VALUE

MATERIALS & PROCESSING – 11.1%
American Vanguard	190,200	$3,842,040
Compass Minerals International	69,800	4,208,940
UFP Technologies *	128,700	3,796,650
USG *	96,400	3,896,488
		15,744,118
PRODUCER DURABLES – 26.5% #
Actuant, Class A	106,600	2,478,450
ALJ Regional Holdings, Inc. *	300,000	630,000
Colfax *	107,100	3,416,490
CSW Industrials *	71,540	3,222,877
Esterline Technologies Corp. *	50,900	3,723,335
GP Strategies *	279,686	6,334,888
Heritage-Crystal Clean *	290,000	6,829,500
Macquarie Infrastructure	89,000	3,286,770
Wesco Aircraft Holdings *	740,000	7,585,000
		37,507,310
TECHNOLOGY – 19.8%
Avid Technology *	1,100,000	4,994,000
Great Elm Capital Group *	598,584	2,394,336
GTT Communications *	75,000	4,252,500
MAM Software Group *	119,158	927,049
Millicom International Cellular	100,000	6,920,000
ViaSat *	130,000	8,543,600
		28,031,485

Total Common Stocks (Cost $132,791,093)		134,741,858

See Notes to Financial Statements.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Schedule of Investments — March 31, 2018 (unaudited)

CONVERTIBLE BOND – 0.3%	PAR	VALUE

TECHNOLOGY – 0.3%
Avid Technology, 2.00%, 06/15/2020
Total Convertible Bond
(Cost $398,826)	$500,000	$421,750

PARTICIPATION NOTE – 2.8%
Cerberus Business Finance
10.35% (3 month LIBOR + 8.50%), 12/07/2021(b)(c)
Total Participation Note
(Cost $3,742,274)	4,000,000	4,000,000

WARRANTS – 0.1%	SHARES	VALUE

CONSUMER DISCRETIONARY – 0.1%
Cherokee (expires 08/11/24) * (b)	59,241	43,246
Cherokee (expires 12/07/24) * (b)	177,778	152,889
Total Warrants (Cost $446,041)		196,135

SHORT-TERM INVESTMENT – 1.8%
The Government TaxAdvantage Portfolio, Institutional Class, 1.50% ^
(Cost $2,502,249)	2,502,249	2,502,249

TOTAL INVESTMENTS – 100.2% (Cost $139,880,483)		141,861,992
Other Assets and Liabilities, Net – (0.2)%		(328,201)
TOTAL NET ASSETS – 100.0%		$141,533,791

*	Non-income producing security
#	As of March 31, 2018, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 8 in Notes to Financial Statements.
(a)
Security is restricted from resale and considered illiquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $255,687, which represents 0.2% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

(b)
Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. These Level 2 illiquid securities have a total fair value of $4,196,135, which represents 2.9% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

(c)	Variable rate security. The rate shown is the rate in effect as of March 31, 2018.
^	The rate shown is the annualized seven day effective yield as of March 31, 2018.
See Notes to Financial Statements.

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SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Statement of Assets and Liabilities (unaudited) – March 31, 2018

ASSETS:
Investments, at value (Cost: $139,880,483)	$141,861,992
Receivable for capital shares sold	337,702
Dividends and interest receivable	154,803
Prepaid expenses	14,140
Total assets	142,368,637

LIABILITIES:
Payable for investment securities purchased	535,239
Payable for capital shares redeemed	116,436
Payable to investment adviser	103,707
Payable for fund administration & accounting fees	24,814
Payable for compliance fees	2,012
Payable for custody fees	2,537
Payable for transfer agent fees & expenses	28,323
Payable for trustee fees	2,191
Accrued expenses	19,587
Total liabilities	834,846

NET ASSETS	$141,533,791

NET ASSETS CONSIST OF:
Paid-in capital	129,430,566
Accumulated undistributed net investment loss	(235,717)
Accumulated undistributed net realized gain on investments	10,357,433
Net unrealized appreciation on investments	1,981,509
Net Assets	$141,533,791

Shares issued and outstanding (1)	4,095,639
Net asset value, redemption price and offering price per share (2)	$34.56

(1)	Unlimited shares authorized
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
See Notes to Financial Statements.

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SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Statement of Operations (unaudited) – Six Months Ended March 31, 2018

INVESTMENT INCOME:
Dividend income	$433,245
Interest income	219,696
Total investment income	652,941

EXPENSES:
Investment adviser fees (See Note 4)	615,389
Transfer agent fees & expenses (See Note 4)	88,406
Fund administration & accounting fees (See Note 4)	70,730
Postage & printing fees	15,674
Federal & state registration fees	14,170
Custody fees (See Note 4)	8,570
Audit fees	8,202
Compliance fees (See Note 4)	6,006
Legal fees	4,812
Trustee fees (See Note 4)	4,348
Other	3,822
Total Expenses	840,129

NET INVESTMENT LOSS	(187,188)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	10,568,043
Net change in unrealized appreciation on investments	(13,859,426)
Net realized and unrealized loss on investments	(3,291,383)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,478,571)

See Notes to Financial Statements.

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SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Statements of Changes in Net Assets

	SIX MONTHS ENDED
	MARCH 31, 2018	YEAR ENDED
	(unaudited)	SEPTEMBER 30, 2017

OPERATIONS:
Net investment loss	$(187,188)	$(745,284)
Net realized gain on investments	10,568,043	5,793,515
Net change in unrealized appreciation on investments	(13,859,426)	5,307,282
Net increase (decrease) in net assets from operations	(3,478,571)	10,355,513

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,228,813	45,154,877
Proceeds from reinvestments of distributions	3,568,831	1,345,861
Payments for shares redeemed	(14,998,941)	(27,506,515)
Redemption fees	5,508	4,341
Increase in net assets resulting from capital share transactions	1,804,211	18,998,564

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments	(4,186,440)	(1,620,808)
Total distributions to shareholders	(4,186,440)	(1,620,808)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,860,800)	27,733,269

NET ASSETS:

Beginning of period	147,394,591	119,661,322
End of period, including accumulated undistributed net investment loss of
$(235,717) and $(48,529), respectively	$141,533,791	$147,394,591

See Notes to Financial Statements.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (CSCAX) — For a Fund Share Outstanding Throughout the Periods

	SIX MONTHS
	ENDED
	March 31,
	2018	YEAR ENDED SEPTEMBER 30,
	(unaudited)	2017	2016		2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of period	$36.49	$34.21	$31.66		$35.53	$36.53	$28.53

Investment operations:
Net investment loss	(0.05)	(0.18)	(0.15	)(1)	(0.21)	(0.20)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.84)	2.92	4.33		0.20	2.02	8.12
Total from investment operations	(0.89)	2.74	4.18		(0.01)	1.82	8.00

Less distributions:
From net realized gains	(1.04)	(0.46)	(1.63)		(3.86)	(2.82)	—
Total distributions	(1.04)	(0.46)	(1.63)		(3.86)	(2.82)	—

Paid-in capital from redemption fees	— (2)	— (2)	—	(2)	— (2)	— (2)	—

Net asset value, end of period	$34.56	$36.49	$34.21		$31.66	$35.53	$36.53

TOTAL RETURN(3)	-2.41%	8.17%	13.63%		-0.57%	4.78%	28.04%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$141.5	$147.4	$119.7		$18.4	$18.1	$21.6

Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	1.16%	1.20%	1.38%		1.41%	1.34%	1.54%
After expense waiver/recoupment(4)	1.16%	1.20%	1.22%		1.40%	1.39%	1.44%

Ratio of net investment loss to average net assets:
After expense waiver/recoupment(4)	(0.26)%	(0.59)%	(0.45)%		(0.63)%	(0.45)%	(0.62)%

Portfolio turnover rate(3)	30%	48%	85%		107%	77%	72%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Amount per share is less than $0.01.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
See Notes to Financial Statements.

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SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes To Financial Statements (unaudited) — March 31, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the period ended March 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2018, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended March 31, 2018, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2014.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premium on securities purchased are amortized over the expected life of the respective securities.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

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SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes To Financial Statements (unaudited) — March 31, 2018

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At March 31, 2018, the Fund had investments in illiquid securities with a total value of $4,451,822 or 3.1% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

SECURITY	SHARES/PAR	DATE ACQUIRED	COST BASIS
Cerberus Business Finance – Participation Note	$4,000,000	12/2017	$3,742,274
Cherokee	236,967	8/2017	$828,794
Cherokee Warrant (08/11/24)	59,241	8/2017	$171,206
Cherokee Warrant (12/07/24)	177,778	12/2017	$274,835

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy.

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SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes To Financial Statements (unaudited) — March 31, 2018

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, liquidity, and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2018:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$134,486,171	$—	$255,687	$134,741,858
Convertible Bond	—	421,750	—	421,750
Participation Note	—	4,000,000	—	4,000,000
Warrants	—	196,135	—	196,135
Short-Term Investment	2,502,249	—	—	2,502,249
Total Investments in Securities	$136,988,420	$4,617,885	$255,687	$141,861,992

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

INVESTMENTS IN SECURITIES
Balance as of September 30, 2017	$1,532,596
Accrued discounts/ premiums	—
Realized gains	—
Change in net unrealized depreciation	(285,190)
Net sales	—
Transfers into and/or out of Level 3	(991,719)
Balance as of March 31, 2018	$255,687
Change in unrealized appreciation during the period for Level 3 investments held at March 31, 2018	$(573,107)

Transfers between Levels are recognized at the end of the reporting period.  During the period ended March 31, 2018, the Fund transferred one security from Level 3 to Level 1 when it converted into unrestricted shares. The Level 3 investments as of March 31, 2018 represented 0.2% of the Fund’s net assets. Refer to the Schedule of Investments for further information on the classification of investments.

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SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes To Financial Statements (unaudited) — March 31, 2018

The following provides information regarding the valuation techniques, unobservable inputs used, and other information related to the fair value of Level 3 investments as of March 31, 2018:

SECURITY TYPE	FAIR VALUE AS OF 03/31/18	VALUATION TECHNIQUE	UNOBSERVABLE INPUTS	DISCOUNT
Common Stocks	$255,687	Consensus Pricing	Discount for lack of marketability	17%

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

The Fund's Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred and at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

EXPIRATION	AMOUNT
April 2018 - September 2018	$3,712
October 2018 - September 2019	93,256

Effective February 20, 2014, the Adviser has elected to forego the recoupment of waived fees in order to reduce the annual operating expense of the Fund. This election is voluntary, and the Adviser retains the right to recoup these previously waived expenses in the future, provided such recoupment occurs within thirty-six months of the time fees were originally waived.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2018, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes To Financial Statements (unaudited) — March 31, 2018

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

TRANSACTIONS IN SHARES:	FOR THE PERIOD ENDED MARCH 31, 2018	FOR THE YEAR ENDED SEPTEMBER 30, 2017

Institutional Class:
Shares sold	372,421	1,284,949
Shares issued to holders in reinvestment of distributions	104,078	40,833
Shares redeemed	(420,219)	(784,576)
Net increase in shares outstanding	56,280	541,206

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding Short-Term investments, by the Fund for the period ended March 31, 2018, were as follows:

	PURCHASES	SALES
U.S. Government Securities	$—	$—
Other	$53,311,474	$40,866,211

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2017, the Fund’s most recently completed fiscal year-end, were as follows:

AGGREGATE GROSS	AGGREGATE GROSS	NET	FEDERAL INCOME
APPRECIATION	DEPRECIATION	APPRECIATION	TAX COST
$23,555,347	$(7,973,512)	$15,581,835	$133,686,777

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales in the Fund.

At September 30, 2017, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

UNDISTRIBUTED	UNDISTRIBUTED LONG-	OTHER ACCUMULATED	UNREALIZED	TOTAL ACCUMULATED
ORDINARY INCOME	TERM CAPITAL GAIN	LOSSES	APPRECIATION	EARNINGS
$3,329,574	$856,827	$—	$15,581,835	$19,768,236

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31, and December 31, respectively. For the taxable year ended September 30, 2017, the Fund did not defer any qualified late year losses. As of September 30, 2017, the Fund had no capital loss carryforwards.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes To Financial Statements (unaudited) — March 31, 2018

For the period ended March 31, 2018, the Fund paid the following distributions to shareholders:

	ORDINARY	LONG TERM
	INCOME*	CAPITAL GAINS	TOTAL
Amount in Dollars	$3,329,612	$856,828	$4,186,440
Amount per Share	$0.82884	$0.21329	$1.04213

For the year ended September 30, 2017, the Fund paid the following distributions to shareholders:

	ORDINARY	LONG TERM
	INCOME*	CAPITAL GAINS	TOTAL
Amount in dollars	$—	$1,620,808	$1,620,808
Amount per share	$—	$0.46381	$0.46381

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8. SECTOR RISK

As of March 31, 2018, the Fund had a significant portion of its assets invested in the producer durables sector. The producer durables sector may be affected by changes in supply and demand, government regulation, world events, and economic conditions.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2018, Charles Schwab & Co., for the benefit of its customers, owned 36.33% of the outstanding shares of the Fund.

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SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 20-21, 2018, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“Cove Street” or the “Adviser”) regarding the Cove Street Capital Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2018, the Trustees received and considered information from Cove Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Cove Street with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Cove Street; (3) the costs of the services provided by Cove Street and the profits realized by Cove Street from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Cove Street resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by a representative of Cove Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Cove Street set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Cove Street performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Cove Street provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Cove Street effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the investment philosophy of the portfolio manager and his extensive investment analysis and management experience which spans nearly thirty years and is focused on investment strategies and techniques similar to that used to manage the Fund’s assets. The Trustees further considered that he has managed the Fund, including its predecessors, since inception in 1998.  The Trustees took into account Cove Street’s strong capitalization and its assets under management.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Cove Street provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Cove Street.  In assessing the quality of the portfolio management delivered by Cove Street, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund’s peer group according to Morningstar classifications, and the composite of separate accounts that Cove Street manages utilizing a similar investment strategy as that of the Fund.  While the Trustees considered both short-term and long-term performance of the Fund, they placed greater emphasis on long-term performance.  When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the Fund’s performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended October 31, 2017, trailed the peer group median and average. The Trustees also noted that for the same periods ended October 31, 2017, the Fund

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SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)

had underperformed the benchmark Russell 2000® Index and the Russell 2000 Value® Index.  The Trustees also noted that the Fund’s returns were positive over all relevant time periods. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Cove Street over relevant time periods, although there was some discrepancy attributable to Cove Street’s efforts to mitigate the tax impact on taxable accounts in the composite.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Cove Street under the Investment Advisory Agreement, as well as Cove Street’s profitability from services that Cove Street rendered to the Fund during the 12 month period ended September 30, 2017.  The Trustees also considered the effect of an expense limitation agreement on Cove Street’s compensation and that Cove Street has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees further considered that the management fees that Cove Street charges to separately managed accounts with similar investment strategies to that of the Fund are higher than the advisory fee that the Fund pays to Cove Street.  The Trustees concluded that Cove Street’s service relationship with the Fund provides a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s management fee was equal to the median and slightly above the average management fees reported for the peer group.  They also considered the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the peer group, but that the average net assets of funds comprising the peer group were significantly higher than the assets of the Fund.  The Trustees observed that when the peer group was limited to comparably-sized funds, the management fee and total expenses of the Fund (after waivers and expense reimbursement) were below the average and median management fee and total expenses reported for the peer group. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cove Street’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees took into account the fact that Cove Street expressed reservation about the implementation of breakpoints because of concerns about capacity constraints associated with the Fund’s strategy of investing in small cap stocks.  The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees considered that Cove Street does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Cove Street may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Cove Street does not receive additional material benefits from its relationship with the Fund.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

COVE STREET CAPITAL	Funds

SEMI-ANNUAL REPORT 2018 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

COVE STREET CAPITAL	Funds

Why Cove Street Capital?

We do not employ group decision-making—investment people contribute—PM makes final call.

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We do not attempt to mimic indices or the portfolios or holdings of other well regarded money managers.

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We do not adhere to an over-diversification policy that inevitably inhibits performance.

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We will limit assets under management.

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We record our decision process and build an honest intellectual history of our decision-making.

COVE STREET CAPITAL	Funds

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

INVESTMENT ADVISER
Cove Street Capital, LLC
2101 El Segundo Boulevard, Suite 302
El Segundo, CA  90245

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND
ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Managed Portfolio Series

By (Signature and Title)      /s/James R. Arnold
James R. Arnold, President

Date    June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/James R. Arnold
James R. Arnold, President

Date    June 5, 2018

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    June 5, 2018